AMENDMENT, CONSENT AND WAIVER

This AMENDMENT, CONSENT AND WAIVER (this “Amendment, Consent and Waiver”) is dated as of September 28, 2007, by and among MDWERKS, INC., a Delaware corporation (the “Company”), XENI FINANCIAL SERVICES, CORP., a Florida corporation (“XFS”), and GOTTBETTER CAPITAL MASTER, LTD., a Cayman Islands company (the “Consenting Holder”).

WITNESSETH

WHEREAS, pursuant to a Securities Purchase Agreement, dated as of October 19, 2006 (the “Securities Purchase Agreement”), the Consenting Holder purchased (i) Senior Secured Convertible Notes in the aggregate principal amount of $5,000,000 (the “Notes”), (ii) warrants to purchase an aggregate of 375,000 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), initially at an exercise price of $2.25 per share subject to adjustment (the “Series D Warrants”), and (iii) warrants to purchase an aggregate of 375,000 shares of Common Stock initially at an exercise price of $3.25 per share subject to adjustment (the “Series E Warrants”);

WHEREAS, defined terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement;

WHEREAS, Section 4(o) of the Securities Purchase Agreement grants the Consenting Holder the right of first refusal to purchase additional securities upon a Subsequent Placement;

WHEREAS, Section 4(s) of the Securities Purchase Agreement requires that the Company obtain the Consenting Holder’s prior written consent to, among other things, the issuance of additional capital stock;

WHEREAS, Section 7 of the Notes provides for adjustment of the Conversion Price (as defined in the Notes) upon certain issuances of Common Stock, Options or Convertible Securities at a price less than the Applicable Price;

WHEREAS, Section 15(c) of the Notes contains a negative covenant regarding the existence of Liens (as defined in the Notes);

WHEREAS, Section 15(e) of the Notes contains a negative covenant regarding the issuance or sale of certain equity securities of the Company;

WHEREAS, Section 2(a) of the Warrants provides for adjustment of the exercise price and number of Warrant Shares (as defined in the Warrants) upon certain issuances of Common Stock, Options or Convertible Securities at a price less than the Applicable Price;

WHEREAS, on the date hereof the Company proposes to sell and issue to Vicis Capital Master Fund (“Vicis”) the following securities (collectively, the “Bridge Securities”; such sale and issuance, the “Bridge Issuance”): (i) 200 shares (the “Preferred Shares”) of the Company’s Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”); (ii) warrants to purchase an aggregate of 1,500,000 shares of Common Stock initially at an exercise price of $2.25 per share (the “$2.25 Warrants”); and (c) warrants to purchase an aggregate of 1,000,000 shares of Common Stock initially at an exercise price of $2.50 per share (the “$2.50 Warrants”, and together with the $2.25 Warrants, the “Bridge Warrants”);

WHEREAS, on the date hereof the Company and each of its Subsidiaries propose to grant second-priority security interests in favor of Vicis in order to secure such debtors’ respective obligations in connection with the Bridge Securities and the Bridge Issuance, and Vicis proposes to file financing statements reflecting such security interests;

WHEREAS, the Consenting Holder desires to consent to the Bridge Issuance, to waive any rights to purchase any of the Bridge Securities or other securities as part of or in connection with the Bridge Issuance, and to waive any potential breach of any covenants that restrict the Company’s ability to issue and sell additional securities or that preclude the existence of any Liens in favor of Vicis, to the extent such breach results from the Bridge Issuance;

WHEREAS, the Consenting Holder desires to amend Section 4(o) of the Securities Purchase Agreement to limit the number of additional securities the Consenting Holder can purchase upon certain Subsequent Placements;

WHEREAS, Section 1 of the Note, dated October 19, 2006, in the original principal amount of $2,500,000 (the “October Note”), provides that the Company will commence payments of principal under such Note on October 1, 2007;

WHEREAS, Section 1 of the Note, dated November 9, 2006, in the original principal amount of $2,500,000 (the “November Note”), provides that the Company will commence payments of principal under such Note on November 1, 2007;

WHEREAS, the Company has requested that commencement of payment of principal under each Note be postponed until February 1, 2008, whereupon the first payment of principal under each Note will be due;

WHEREAS, the Company has requested that the definition of “Excluded Securities” set forth in the Notes be amended to conform to the definition of such term in the Bridge Warrants;

WHEREAS, the Consenting Holder desires to amend and restate each Note to reflect the postponement of the due dates for the initial payments of principal under each Note, to attach as a schedule to each Note an appropriate schedule reflecting amended Installment Amounts (as defined in each Note) and the proper Installment Dates (as defined in each Note), to amend certain definitions as a result of the foregoing amendments, to amend the definition of “Excluded Securities” so as to conform to the definition of such term in the Bridge Warrants and to rectify non-substantive typographical errors;

WHEREAS, pursuant to a Security Agreement, dated as of October 19, 2006 (the “Security Agreement”), the Company and the Company’s direct and indirect, wholly-owned subsidiaries, including XFS, granted in favor of the Consenting Holder a continuing security interest in the Collateral (as defined in the Security Agreement);

WHEREAS, the Company and XFS have requested that the Consenting Holder release its security interest in that portion of the Collateral comprised of Accounts (as defined in the Security Agreement) and documents relating to Accounts, payment intangibles, contract rights and causes of action, in each case to the extent granted by XFS (such partial release of Collateral, the “Partial Release”);

WHEREAS, the Consenting Holder desires to provide its consent to the Partial Release, and the parties desire to amend the Security Agreement to reflect the Partial Release; and

WHEREAS, in consideration for the Consenting Holder’s agreement to this Amendment, Consent and Waiver, the Company has agreed to issue to the Consenting Holder an additional Series D Warrant to purchase an aggregate of 500,000 shares of Common Stock initially at an exercise price of $2.25 per share.

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto hereby agree as follows:

1.  The Consenting Holder hereby consents to the Bridge Issuance and, irrevocably and for an unlimited duration, hereby waives (i) its right to purchase additional securities of the Company upon the Bridge Issuance, (ii) any potential breach of covenants that restrict the Company’s ability to issue and sell additional securities, to the extent such breach results from the Bridge Issuance and (iii) any potential breach of covenants that preclude the existence of any Liens in favor of other Persons, to the extent such breach results from the Liens in favor of Vicis in connection with the Bridge Issuance.

2.  Section 4(o)(iii)(1) of the Securities Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“(1) The Company shall deliver to each Buyer who still holds Notes a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which such Offered Securities are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers on a pro rata, pari passu basis with Vicis Capital Master Fund (“Vicis”) (based upon Vicis’s and Buyer’s total initial subscription amounts of $2,000,000 and $5,000,000, respectively), collectively, up to 100% of the Offered Securities. The Offered Securities that may be purchased by Buyers shall be allocated among such Buyers (a) based on each such Buyer’s pro rata portion of the aggregate principal amount of Notes purchased hereunder (the “Basic Amount”), and (b) with respect to each such Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).”

3.  The Company acknowledges that, as a result of the Bridge Issuance, (i) the Conversion Price set forth in the Notes will be adjusted pursuant to, in accordance with and to the extent required by Section 7 of the Notes and (ii) the exercise price of the Series E Warrants and the number of Warrant Shares for which such warrants may be exercised will be adjusted pursuant to, in accordance with and to the extent required by Section 2(a) of the Warrants, such that the exercise price of the Series E Warrants will be reduced to $2.25 per share subject to further adjustment, and the number of Warrant Shares for which such warrants may be exercised will be increased to 541,666 and 2/3 shares subject to further adjustment.

4.  (a)The Consenting Holder hereby agrees that:

(i)	Section 1 of each of the Notes shall be amended to indicate that payments of principal under the October Note and the November Note will commence on February 1, 2008;

(ii)	an Installment Schedule in substantially the form attached hereto as Exhibit A will be attached to the October Note;

(iii)	an Installment Schedule in substantially the form attached hereto as Exhibit B will be attached to the November Note;

(iv)	the definition of “Excluded Securities” set forth in Section 28(o) of each of the Notes shall be deleted and replaced in its entirety with the following:

“(o) “Excluded Securities” means any Common Stock and/or Options, Warrants or other Common Stock Purchase Rights (and the Common Stock issuable pursuant to such Options) issued or issuable: (i) in connection with any Approved Stock Plan up to a maximum of ten percent (10%) of the outstanding Common Stock (provided that securities issued in connection with an Approved Stock Plan that are outstanding as of September 28, 2007, and shares of Common Stock issuable pursuant to exercise or conversion of such outstanding securities shall not be included for purposes of calculating the maximum of ten percent (10%)); (ii) upon conversion or exercise of any Options or Convertible Securities which are outstanding on the day immediately preceding September 28, 2007, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after September 28, 2007, to lower the conversion or exercise price thereof and so long as the number of shares of Common Stock underlying such securities is not otherwise increased; (iii) shares of Common Stock issued in an underwritten public offering in which the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $10,000,000; (iv) Options issued to medical practices that are customers of the Company in good standing to acquire up to a maximum of 250,000 shares of Common Stock per practice with an exercise or conversion price at or above the Closing Sale Price on the day of issuance; (v) up to 250,000 shares of Common Stock (or securities convertible into 250,000 shares of Common Stock with an exercise or conversion price at or above the Closing Sale price on the day of issuance) as consideration for strategic acquisitions up to a maximum of 250,000 shares of Common Stock per acquisition; (vi) up to 250,000 shares of Common Stock (or securities convertible into 250,000 shares of Common Stock with an exercise or conversion price at or above the Closing Sale Price on the day of issuance) per year to third parties in connection with investor relations and public relations efforts of the Company; and (vii) shares of Common Stock, Options, or Warrants to be issued to Rodman & Renshaw (or their designees) as consideration for securing a line of credit or similar financing for the Company or its subsidiaries.”

(v)	the definition of “Installment Amount” set forth in Section 28(t) of each of the Notes shall be deleted and replaced in its entirety with the following:

“(t) “Installment Amount” means with respect to any Installment Date, the lesser of (A) the dollar amount set forth in the column entitled “Installment Amount” in the Installment Schedule and that corresponds to such Installment Date and (B) the remaining principal due hereunder. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of the each unpaid Installment Amount hereunder.”

(vi)
the following definition of the new defined term “Installment Schedule” shall be inserted as Section 28(v) in each of the Notes immediately following the definition of “Installment Date”, and all subsequent definitions in Section 28 in each of the Notes shall be re-lettered accordingly:

“(v) “Installment Schedule” means the Installment Schedule attached hereto as Schedule I.”

(b) The Company herewith delivers to the Consenting Holder (i) an Amended and Restated Note in substantially the form attached hereto as Exhibit C, which Amended and Restated Note amends, restates and supersedes the original October Note, and (ii) an Amended and Restated Note in substantially the form attached hereto as Exhibit D, which Amended and Restated Note amends, restates and supersedes the original November Note. The Consenting Holder herewith delivers both original Notes to the Company for cancellation.

5.  (a)The Consenting Holder hereby consents to the Partial Release and herewith delivers to the Company a UCC-3 financing statement naming XFS as the debtor and reflecting such partial release and otherwise in form suitable for filing with the Secretary of State of the State of Florida.

(b) In furtherance of Section 5(a) hereof, the Security Agreement is hereby amended by inserting the following at the end of Section 2 of the Security Agreement:

“Notwithstanding the foregoing, “Collateral” shall not include and expressly excludes, with respect to Grantor Xeni Financial Services, Corp. only, (i) any of such Grantor’s Accounts and documents relating to Accounts; or (v) any of such Grantor’s Payment Intangibles, contract rights and causes of action.”

6.  The Consenting Holder hereby consents to the execution and delivery by the Company of the registration rights agreement delivered to Vicis contemporaneously with this Amendment, Consent and Waiver with respect to the Common Stock issuable upon the conversion of all or any part of the Preferred Stock or upon the exercise of all or any portion of the Bridge Warrants, with such registration rights agreement to be in such form as the Company’s Board of Directors determines to be reasonable and appropriate. The Consenting Holder hereby consents to the Company’s performance of its obligations under such registration rights agreement.

7.  Except as expressly amended hereby, the Securities Purchase Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

8.  In consideration for the Consenting Holder’s agreement to this Amendment, Consent and Waiver, the Company hereby agrees to issue to the Consenting Holder an additional Series D Warrant to purchase an aggregate of 500,000 shares of Common Stock initially at an exercise price of $2.25 per share subject to adjustment. The Company herewith delivers to the Consenting Holder such additional Series D Warrant in substantially the form attached hereto as Exhibit E.

9.  This Amendment, Consent and Waiver shall be construed and enforced in accordance with the laws of the State of New York.

10.  This Amendment, Consent and Waiver may be executed in one or more counterparts, all of which shall together constitute a single agreement. A facsimile of an executed counterpart signature page shall be deemed to constitute an original executed counterpart signature page.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, Consent and Waiver as of the day and year first above written.

MDWERKS, INC.

By:	/s/ Howard B. Katz
Name: Howard Katz Title: Chief Executive Officer

XENI FINANCIAL SERVICES, CORP.

By:	/s/ Howard B. Katz
Name: Howard Katz Title: Chief Executive Officer

GOTTBETTER CAPITAL MASTER, LTD.

By:	/s/ Adam S. Gottbetter
Name: Adam S. Gottbetter Title: Director

EXHIBIT A

INSTALLMENT SCHEDULE TO OCTOBER NOTE

Issue Date	10/19/2006
Face Amount	$2,500,000
Interest Rate	8.0%
Term (months)	36
Principal (months)	25

Period	Installment Date	Beginning Principal	Accrued Interest	Interest Due	Installment Payment	Ending Principal
0	11/1/2006	$2,500,000.00	$6,666.67	$0.00	$0.00	$2,500,000.00
1	12/1/2006	2,500,000.00	16,666.67	23,333.33	0.00	2,500,000.00
2	1/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
3	2/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
4	3/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
5	4/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
6	5/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
7	6/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
8	7/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
9	8/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
10	9/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
11	10/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
12	11/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
13	12/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
14	1/1/2008	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
15	2/1/2008	2,500,000.00	16,666.67	16,666.67	113,636.36	2,386,363.64
16	3/1/2008	2,386,363.64	15,909.09	15,909.09	113,636.36	2,272,727.27
17	4/1/2008	2,272,727.27	15,151.52	15,151.52	113,636.36	2,159,090.91
18	5/1/2008	2,159,090.91	14,393.94	14,393.94	113,636.36	2,045,454.55
19	6/1/2008	2,045,454.55	13,636.36	13,636.36	113,636.36	1,931,818.18
20	7/1/2008	1,931,818.18	12,878.79	12,878.79	113,636.36	1,818,181.82
21	8/1/2008	1,818,181.82	12,121.21	12,121.21	113,636.36	1,704,545.45
22	9/1/2008	1,704,545.45	11,363.64	11,363.64	113,636.36	1,590,909.09
23	10/1/2008	1,590,909.09	10,606.06	10,606.06	113,636.36	1,477,272.73
24	11/1/2008	1,477,272.73	9,848.48	9,848.48	113,636.36	1,363,636.36
25	12/1/2008	1,363,636.36	9,090.91	9,090.91	113,636.36	1,250,000.00
26	1/1/2009	1,250,000.00	8,333.33	8,333.33	113,636.36	1,136,363.64
27	2/1/2009	1,136,363.64	7,575.76	7,575.76	113,636.36	1,022,727.27
28	3/1/2009	1,022,727.27	6,818.18	6,818.18	113,636.36	909,090.91
29	4/1/2009	909,090.91	6,060.61	6,060.61	113,636.36	795,454.55
30	5/1/2009	795,454.55	5,303.03	5,303.03	113,636.36	681,818.18

Period	Installment Date	Beginning Principal	Accrued Interest	Interest Due	Installment Payment	Ending Principal
31	6/1/2009	681,818.18	4,545.45	4,545.45	113,636.36	568,181.82
32	7/1/2009	568,181.82	3,787.88	3,787.88	113,636.36	454,545.45
33	8/1/2009	454,545.45	3,030.30	3,030.30	113,636.36	340,909.09
34	9/1/2009	340,909.09	2,272.73	2,272.73	113,636.36	227,272.73
35	10/1/2009	227,272.73	1,515.15	1,515.15	113,636.36	113,636.36
36	10/18/2009	113,636.36	454.55	454.55	113,636.36	0.00

EXHIBIT B

INSTALLMENT SCHEDULE TO NOVEMBER NOTE

Issue Date	11/9/2006
Face Amount	$2,500,000
Interest Rate	8.0%
Term (months)	36
Principal (months)	25

Period	Installment Date	Beginning Principal	Accrued Interest	Interest Due	Installment Payment	Ending Principal
0	12/1/2006	$2,500,000.00	$11,666.67	$11,666.67	$0.00	$2,500,000.00
1	1/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
2	2/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
3	3/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
4	4/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
5	5/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
6	6/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
7	7/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
8	8/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
9	9/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
10	10/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
11	11/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
12	12/1/2007	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
13	1/1/2008	2,500,000.00	16,666.67	16,666.67	0.00	2,500,000.00
14	2/1/2008	2,500,000.00	16,666.67	16,666.67	108,695.65	2,391,304.35
15	3/1/2008	2,391,304.35	15,942.03	15,942.03	108,695.65	2,282,608.70
16	4/1/2008	2,282,608.70	15,217.39	15,217.39	108,695.65	2,173,913.04
17	5/1/2008	2,173,913.04	14,492.75	14,492.75	108,695.65	2,065,217.39
18	6/1/2008	2,065,217.39	13,768.12	13,768.12	108,695.65	1,956,521.74
19	7/1/2008	1,956,521.74	13,043.48	13,043.48	108,695.65	1,847,826.09
20	8/1/2008	1,847,826.09	12,318.84	12,318.84	108,695.65	1,739,130.43
21	9/1/2008	1,739,130.43	11,594.20	11,594.20	108,695.65	1,630,434.78
22	10/1/2008	1,630,434.78	10,869.57	10,869.57	108,695.65	1,521,739.13
23	11/1/2008	1,521,739.13	10,144.93	10,144.93	108,695.65	1,413,043.48
24	12/1/2008	1,413,043.48	9,420.29	9,420.29	108,695.65	1,304,347.83
25	1/1/2009	1,304,347.83	8,695.65	8,695.65	108,695.65	1,195,652.17
26	2/1/2009	1,195,652.17	7,971.01	7,971.01	108,695.65	1,086,956.52
27	3/1/2009	1,086,956.52	7,246.38	7,246.38	108,695.65	978,260.87
28	4/1/2009	978,260.87	6,521.74	6,521.74	108,695.65	869,565.22

Period	Installment Date	Beginning Principal	Accrued Interest	Interest Due	Installment Payment	Ending Principal
29	5/1/2009	869,565.22	5,797.10	5,797.10	108,695.65	760,869.57
30	6/1/2009	760,869.57	5,072.46	5,072.46	108,695.65	652,173.91
31	7/1/2009	652,173.91	4,347.83	4,347.83	108,695.65	543,478.26
32	8/1/2009	543,478.26	3,623.19	3,623.19	108,695.65	434,782.61
33	9/1/2009	434,782.61	2,898.55	2,898.55	108,695.65	326,086.96
34	10/1/2009	326,086.96	2,173.91	2,173.91	108,695.65	217,391.30
35	11/1/2009	217,391.30	1,449.28	1,449.28	108,695.65	108,695.65
36	11/9/2009	108,695.65	217.39	217.39	108,695.65	0.00

EXHIBIT C

FORM OF AMENDED AND RESTATED OCTOBER NOTE

EXHIBIT D

FORM OF AMENDED AND RESTATED NOVEMBER NOTE

EXHIBIT E

FORM OF ADDITIONAL SERIES D WARRANT